5847 San Felipe Street, Suite 2200 | Houston, TX 77057 p. 346.200.3100 | www.pky.com PARKWAY ANNOUNCES SPECIAL MEETING OF STOCKHOLDERS TO VOTE ON MERGER WITH CANADA PENSION PLAN INVESTMENT BOARD HOUSTON, TEXAS – August 7, 2017 – Parkway, Inc. (“Parkway”) (NYSE:PKY) announced today that it will hold a Special Meeting of its Stockholders (the “Special Meeting”) on Monday, September 25, 2017, at 1:00 p.m. Central Time, at 5847 San Felipe Street, Houston, Texas 77057. At the Special Meeting, Parkway’s stockholders will be asked to consider and vote on a proposal to approve the previously announced merger of Parkway with affiliates of Canada Pension Plan Investment Board (“CPPIB”), with Parkway surviving such merger, and the other transactions contemplated by the related merger agreement and a proposal to adjourn the Special Meeting if there are not sufficient votes at the Special Meeting to approve the merger proposal. The record date for determination of stockholders entitled to vote at the Special Meeting has been set as the close of business on Monday, August 7, 2017. About Parkway Parkway, Inc. is an independent, publicly traded, self-managed real estate investment trust (“REIT”) that owns and operates high-quality office properties located in attractive submarkets in Houston, Texas. As of June 30, 2017, our portfolio consists of five Class A assets comprising 19 buildings and totaling approximately 8.7 million rentable square feet in the Greenway, Galleria and Westchase submarkets of Houston. Forward Looking Statements Certain statements contained in this press release, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon Parkway's current beliefs as to the outcome and timing of future events. There can be no assurance that actual future developments affecting Parkway will be those anticipated by Parkway. Parkway cautions investors that any forward-looking statements presented in this press release are based on management's beliefs and assumptions made by, and information currently available to, management. When used, the words "anticipate," "assume," "believe," "estimate," "expect," "forecast," "guidance," "intend," "may," "might," "plan," "potential," "should," "will," "result" or similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve risks and uncertainties (some of which are beyond Parkway's control) and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: the ability of Parkway to obtain required stockholder approval required to consummate the proposed merger; the satisfaction or waiver of other conditions in the merger agreement; the outcome of any legal proceedings that may be instituted against Parkway and others related to the merger agreement; the risk that the merger, or the other transactions contemplated by the merger agreement may not be completed in the time frame expected by the parties or at all; the ability of Parkway to implement its operating strategy; changes in economic cycles; and competition within the office properties real estate industry; and other risks and uncertainties detailed from time to time in Parkway’s Securities and Exchange Commission filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Parkway's business, financial condition, liquidity, cash flows and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect Parkway's good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, Parkway undertakes no obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Additional Information About the Proposed Transaction and Where to Find It In connection with the proposed transactions, Parkway expects to file with the SEC a proxy statement, which proxy statement will be mailed or otherwise disseminated to Parkway’s stockholders when it becomes available. Parkway also plans to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by Parkway with the SEC at the SEC's website at www.sec.gov. Copies of the documents filed by Parkway will be available free of charge on its website at www.pky.com, or by directing a written request to Parkway, Inc., One Orlando Centre, 800 North Magnolia Avenue, Suite 1625, Orlando, Florida 32803, Attention: Investor Relations. Parkway and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. You can find information about the Parkway's directors and executive officers in Parkway's definitive proxy statement filed with the SEC on April 5, 2017 in connection with its 2017 annual meeting of stockholders. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Parkway using the sources indicated above. Contact: Thomas Blalock Vice President, Finance & Capital Markets (407) 581-2915